UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: March 21 2005


                        Global Environmental Energy Corp.
                ------------------------------------------------
             (Exact name of registrant as specified by its charter)

       Bahamas                       33-24483-NY                  n/a
------------------------       ----------------------     ----------------------
(State or other jurisdic-      (Commission File  Number)  (IRS Employer
tion of incorporation)                                    Identification Number)

                                Magna Carta Court
                                Parliament Street
                                  PO Box N-918
                                 Nassau, Bahamas
                ------------------------------------------------
                                Business Address

           4640 South Carrollton Ave Suite 2A-6 New Orleans, La 70199
                ------------------------------------------------
                           Principal Place of Business

                                 1-877-723-6315
                ------------------------------------------------
                          Registrant's Telephone Number


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01  ENTRY INTO A MATERIAL DIFINATIVE AGREEMENT

     March 9, 2005 the Company entered into an ALLIANCE AGREEMENT between Vetra Group A.V.V. ("VETRA") a Corporation organized under the laws of Aruba, with offices in Caracas Venezuela and Colombia and Sahara Petroleum Exploration
Corp., a subsidiary of Global Environmental Energy Corp, (NASDAQ OTC:BB GEECF) (SAHARA) PO Box N-8303, Nassau, Bahamas. SAHARA retained the services of VETRA to provide assistance and services to assist SAHARA in the development and commercialization of specific oil and gas exploration and development opportunities.



ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits.

Exhibit Number   Description
-------------- ----------------------------------------------------

10.3  *        ALLIANCE  AGREEMENT  between  Vetra Group  A.V.V.,  a Corporation organized  under  the  laws of  Aruba,  a  subsidiary  of  Global
               Environmental  Energy Corp, (NASDAQ OTC:BB GEECF) (SAHARA) PO Box
               N-8303 Nassau Bahamas, dated March 9, 2005.


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*    Filed herewith




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 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                   Global Environmental Energy Corp




Dr, CA McCormack
By: ................................
Dr CA McCormack,
B.Sc., Ph.D., N.I.H.C., M.PS., M.ARVO., F.F., Ful.S.,
President & Chief Executive Officer,
Global Environmental Energy Corp.
For and on behalf of Global Environmental Energy Corp.


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